GMO Trust

GMO Emerging Domestic Opportunities Fund

Supplement dated April 28, 2022 to the

Summary Prospectus dated June 30, 2021

Effective June 30, 2022, the section captioned “Management of the Fund,” which appears on page 4 of the Summary Prospectus, is deleted in its entirety and replaced with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Domestic Opportunities	Warren Chiang (since 2022)	Head, Emerging Domestic Opportunities Team, GMO.
Emerging Domestic Opportunities	Arjun Divecha (since the Fund’s inception in 2011)	Portfolio Manager, Emerging Domestic Opportunities Team, GMO.